UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 28, 2010

First Security Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

000-49747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Due to previously disclosed changes in the Board of Directors of the Company, the Board voted on September 22, 2010 to modify its committee assignments. In connection with these assignments, the Audit/Corporate Governance Committee of the Company was reduced to two members, independent directors Jackson and Kendall. Accordingly, on October 29, 2010, the Company notified Nasdaq that it was deficient in meeting the requirements of Nasdaq Marketplace Rule 5605 (the “Rule”), which requires that audit committees of listed companies consist of at least three members. In accordance with the Rule, the Company will be deemed noncompliant with Nasdaq listing standards if the Company is unable to cure the deficiency by the earlier of its next Annual Meeting of Shareholders or September 22, 2011.

The Company is currently seeking to confirm that the Federal Reserve will not object to the appointment of a proposed  new director to serve on the Board of Directors of the Company. The individual currently identified by the Board’s nominating committee qualifies as an audit committee financial expert, and it is anticipated that he will be appointed to both the Board of Directors and the Audit/Corporate Governance Committee following receipt of regulatory non-objection. The Company believes that receipt of the regulatory non-objection and the appointments to the Board and Committee will cure the non-compliance with the Rule within the cure period provided by Nasdaq.

Item 4.02.      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to filing the June 30, 2010 Quarterly Report on Form 10-Q and a change in personnel responsible for the Company's other real estate owned, the Company determined that certain write-downs associated with other real estate owned were not recorded in the appropriate accounting periods. Upon completion of the Company’s internal review, the primary regulator of the Company’s wholly-owned subsidiary bank, FSGBank, N.A. (the “Bank”), verified the findings as part of its ongoing annual safety and soundness examination. The Bank has been requested to file amended Call Reports with the FDIC and the Company to file amended FRY-9C and FRY-9LP reports with the Federal Reserve, for December 31, 2009, March 31, 2010 and June 30, 2010 to reflect the findings.

On October 28, 2010, the Company’s Audit/Corporate Governance Committee determined that the previously issued audited consolidated financial statements for the year ended December 31, 2009 (contained in the Company’s Annual Report on Form 10-K filed March 16, 2010, and subsequently amended by that certain Amendment No. 1 to the Annual Report on Form 10-K filed on April 30, 2010) and the previously issued unaudited consolidated financial statements for the quarters ended March 31, 2010 and June 30, 2010 (contained in the Company’s Quarterly Reports on Form 10-Q filed, respectively, on May 10, 2010 and August 8, 2010) should no longer be relied upon. The Company intends to restate these consolidated financial statements to reflect the appropriate timing and recognition of charge-offs and write-downs associated with other real estate owned. While the changes were not quantitatively material, the restatements will ensure consistency with the Company’s publicly available financial information.

As of the date of this filing, the following changes to the previously reported Consolidated Balance Sheets and Consolidated Income Statements are anticipated:

	Previously Reported as of December 31, 2009	Anticipated Restatement Adjustments	Restated as of December 31, 2009
Changes to the Consolidated Balance Sheet	(in thousands)
Other Assets	$74,352	$(435)	$73,917
Accumulated Deficit	$(3,823)	$(435)	$(4,258)

Changes to the Consolidated Income Statements
Provision for Loan and Lease Losses	$25,315	$89	$25,404
Other Non-Interest Expense	$14,938	$617	$15,555
Income Tax Benefit	$(7,982)	$(271)	$(8,253)
Net Loss Available to Common Shareholders	$(34,974)	$(435)	$(35,409)

	Previously Reported as of March 31, 2010	Anticipated Restatement Adjustments	Restated as of March 31, 2010
Changes to the Consolidated Balance Sheet	(in thousands)
Other Assets	$80,539	$(435)	$80,104
Accumulated Deficit	$(5,442)	$(435)	$(5,877)

	Previously Reported as of June 30, 2010	Anticipated Restatement Adjustments	Restated as of June 30, 2010
Changes to the Consolidated Balance Sheet	(in thousands)
Other Assets	$80,313	$(365)	$79,948
Accumulated Deficit	$(8,144)	$(365)	$(8,509)

Changes to the Consolidated Income Statements for the three months ended June 30, 2010
Provision for Loan and Lease Losses	$3,544	$90	$3,634
Other Non-Interest Expense	$5,907	$(203)	$5,704
Income Tax Benefit	$(1,812)	$43	$(1,769)
Net Loss Available to Common Shareholders	$(2,702)	$70	$(2,632)

The Company anticipates making corresponding changes to its previously reported Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows as well as changes to certain Notes to the Consolidated Financial Statements.

These changes will be reflected in (i) an Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2009, (ii) a Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2010, and (iii) a Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2010, each of which the Company intends to file with the Securities and Exchange Commission by November 15, 2010. Additionally, the Company intends to file amended regulatory reports with the FDIC and Federal Reserve by November 15, 2010.

In connection with this restatement, the Audit/Corporate Governance Committee also determined that a material weakness existed in the Company's internal control over financial reporting during the relevant periods. On October 28, 2010, Joseph Decosimo and Company, PLLC (“Decosimo”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009, informed the Company that Decosimo’s report on internal control over financial reporting should no longer be relied upon.

The Company has identified certain control deficiencies in the Bank’s administration of other real estate owned, including the timely identification of charge-offs and write-downs. These control deficiencies were related to the lack of separation of duties and violations of Bank policy. The Bank’s Compliance Committee is conducting an independent review of the circumstances surrounding the material weakness.

The Company has taken a series of steps designed to improve its control processes. The Company implemented several changes in its internal control over financial reporting during the third quarter designed to remediate this material weakness, and the Company believes that these measures will appropriately address the material weakness related to the issues described above.

The Company’s Audit/Corporate Governance Committee has discussed the matters included in this report on Form 8-K with the Company’s independent registered public accounting firm, Decosimo. Decosimo has provided the Company with a letter relative to their review of this disclosure which is filed herewith as Exhibit 7.1.

Item 9.01.      Financial Statements and Exhibits.

Exhibits.   The following exhibits are being filed with this Report:

Exhibit No.	Exhibit Description

7.1	Letter from Joseph Decosimo and Company, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.

Dated: October 29, 2010
	By:	/s/ William L. Lusk, Jr.
	Name:	William L. Lusk, Jr.
	Title:	Chief Financial Officer